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                                                                    EXHIBIT 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-2 of our report dated June 22, 1994 relating to the financial statements of Long Distance Network, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                            /s/  SAMSON, ROBBINS & ASSOCIATES

Dallas, Texas
December 9, 1996